Exhibit 99.4

. HAMPTON ROADS BANKSHARES, INC. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by [ ], Eastern Time, on [ ], 2016. Vote by Internet    Go to www.investorvote.com/HMPR Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone  Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. + Abstain A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4. For Against Abstain For Against 1. Proposal to approve the Agreement and Plan of Reorganization, dated as of February 10, 2016, by and between Xenith Bankshares, Inc. (“XBKS”) and the Company, and the related plan of merger, pursuant to which XBKS will merge with and into the Company (the “merger”). 2 Proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to change the Company’s name to “Xenith Bankshares, Inc.”, effective only upon the completion of the merger. 3. Proposal to approve, in an advisory, non-binding vote, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger. 4. Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + // Special Meeting Proxy Card X IMPORTANT SPECIAL MEETING INFORMATION

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — HAMPTON ROADS BANKSHARES, INC. + APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HAMPTON ROADS BANKSHARES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2016 APPOINTMENT OF PROXY: The undersigned shareholder of Hampton Roads Bankshares, Inc., a Virginia corporation (the “Company”), hereby appoints Thomas B. Dix III, Executive Vice President, Treasurer and Chief Financial Officer, and Paul A. Driscoll, Senior Vice President, Secretary and General Counsel, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held on [ ], 2016, at [ ] Eastern Time, at [ ], or at any adjournments thereof, as fully as the undersigned would be entitled to act and vote if personally present upon the proposals set forth on the reverse side and described in the joint proxy statement/prospectus and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred. Your vote is important. Unless you are voting via the Internet or by telephone, please complete, date and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the meeting. This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for all items and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. C Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +